UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


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                                    FORM 8-K


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                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934




                                 January 9, 2004
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                Date of Report (Date of earliest event reported)


                            DIXON TICONDEROGA COMPANY
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             (Exact name of registrant as specified in its charter)


 DELAWARE                        1-8689                          23-0973760
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(State of                   (Commission File                (IRS Employer I.D.
Incorporation)                  Number)                           Number)



                            195 INTERNATIONAL PARKWAY
                             HEATHROW, FLORIDA 32746
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               (Address of Principal Executive Offices) (Zip Code)



                                 (407) 829-9000
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              (Registrant's telephone number, including area code)

Item 5.     Other Events.
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     On January 12, 2004, the Company issued the press release  attached  hereto as Exhibit 99-1. The Company's press release addressed, among other items, the Company's entering into an exclusivity agreement, attached hereto as Exhibit 99-2, and the Company's chairman of the board entering into an option agreement and a support agreement, copies of which are attached hereto as Exhibits 99-3 and 99-4, respectively.



ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.
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            (a) Not Applicable.

            (b) Not Applicable.

            (c) Exhibits

                     99-1 Press Release dated January 12, 2004
                     99-2 Exclusivity Agreement dated January 9, 2004 99-3 Option Agreement dated January 9, 2004
                     99-4 Support Agreement dated January 9, 2004



                                   SIGNATURES
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     Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the
Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.



                            DIXON TICONDEROGA COMPANY


                             Dated:     January 12, 2004
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                             By:        /s/  Richard A. Asta
                                        -------------------------------
                                        Richard A. Asta
                                        Executive Vice President of Finance and
                                        Chief Financial Officer